UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report
(Date of earliest event reported) October 20, 2005 (October 20, 2005)
                                  -----------------------------------

                         Cass Information Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

         2-80070                                           43-1265338
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(Commission File Number)                       (IRS Employer Identification No.)

13001 Hollenberg Drive, Bridgeton, Missouri                              63044
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 (Address of Principal Executive Offices)                             (Zip Code)

                                 (314) 506-5500
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         CASS INFORMATION SYSTEMS, INC.

                                    FORM 8-K

Item 2.02. Results of Operations and Financial Condition.

      On October 20, 2005, Cass Information Systems, Inc. issued a press release announcing its preliminary results of operations for the third quarter of fiscal year 2005, which ended September 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information in this Form 8-K, including Exhibit 99.1, is being furnished under
Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

         99.1 Press Release dated October 20, 2005, issued by Cass Information Systems, Inc.

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Cass Information Systems, Inc.


October 20, 2005                    By:          /s/ Lawrence A. Collett
                                        ----------------------------------------
                                                     Lawrence A. Collett
                                            Chairman and Chief Executive Officer


October 20, 2005                    By:          /s/ Eric H. Brunngraber
                                        ----------------------------------------
                                                     Eric H. Brunngraber
                                                  Vice President-Secretary
                                        (Chief Financial and Accounting Officer)


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

                                  EXHIBIT INDEX

      Exhibit
      Number            Description
      ------            -----------

      99.1 Press Release dated October 20, 2005, issued by Cass Information Systems, Inc.


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